UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2012

Bill Barrett Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32367	80-0000545
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1099 18th Street, Suite 2300 Denver, Colorado		80202
(Address of principal executive office)		(Zip Code)

(303) 293-9100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A1 amends the Form 8-K of Bill Barrett Corporation (the “Company”) dated December 31, 2012 and filed January 3, 2013 (the “Original 8-K”). This Amendment is being filed solely to file pro forma financial information with respect to the asset disposition discussed below. No other amendments are being made to the Original Form 8-K.

Item 2.01.	Completion of Acquisition or Disposition of Assets

On December 31, 2012, Bill Barrett Corporation (the “Company”) closed on its previously announced sale to an affiliate of Vanguard Natural Resources, LLC (“Buyer”) of certain of the Company’s non-core natural gas assets under the Purchase and Sale Agreement between the Company and Buyer dated October 31, 2012 (the “Agreement”). The assets sold include all Wind River Basin natural gas producing properties, the Company’s Powder River Basin coal bed methane assets and a working interest in its Gibson Gulch-Piceance Basin development property. Total consideration received by the Company was $328.8 million after customary preliminary closing adjustments. The transaction was effective as of October 1, 2012.

The foregoing is not a complete description of all the terms and provisions of the Agreement and is qualified in its entirety by reference to the full text of the Agreement, a copy of which was filed as an exhibit to the Company’s Current Report on Form 8-K filed on November 5, 2012, which is incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure

On January 2, 2013, the Company announced the completion of the sale to Buyer described above. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 9.01.	Financial Statements and Exhibits

(b)	Pro Forma Financial Information

The Unaudited Pro Forma Condensed Consolidated Financial Information of the Company as of September 30, 2012, for the Three and Nine Months Ended September 30, 2012 and for the Year Ended December 31, 2011, are set forth in Exhibit 99.2.

(d)	Exhibits

Exhibit Number	Description of Exhibit

2	Purchase and Sale Agreement dated October 31, 2012 between Bill Barrett Corporation and Bill Barrett CBM Corporation, as Sellers, Encore Energy Partners Operating, LLC, as Buyer, and Vanguard Natural Resources LLC as Parent Guarantor. [Incorporated by reference to Exhibit 2 of our Current Report on Form 8-K filed with the Commission on November 5, 2012.]

99.1	Press Release, dated January 2, 2013. [Incorporated by reference to Exhibit 99 of this Current Report on Form 8-K filed with the Commission on January 3, 2013.]

99.2	The Company’s Unaudited Pro Forma Condensed Consolidated Financial Information as of September 30, 2012, for the Three and Nine Months Ended September 30, 2012, and for the Year Ended December 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 11, 2013	BILL BARRETT CORPORATION

	By:	/s/ Francis B. Barron
Francis B. Barron
Executive Vice President—General Counsel; and
Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

2	Purchase and Sale Agreement dated October 31, 2012 between Bill Barrett Corporation and Bill Barrett CBM Corporation, as Sellers, Encore Energy Partners Operating, LLC, as Buyer, and Vanguard Natural Resources LLC as Parent Guarantor. [Incorporated by reference to Exhibit 2 of our Current Report on Form 8-K filed with the Commission on November 5, 2012.]

99.1	Press Release, dated January 2, 2013. [Incorporated by reference to Exhibit 99 of this Current Report on Form 8-K filed with the Commission on January 3, 2013.]

99.2	The Company’s Unaudited Pro Forma Condensed Consolidated Financial Information as of September 30, 2012, for the Three and Nine Months Ended September 30, 2012, and for the Year Ended December 31, 2011.

4